UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2006
Date of Report (Date of earliest event reported)

NORPAC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-27147	95-4705831
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 311, 698 Seymour Street
Vancouver, BC	V6B 3K6
(Address of principal executive offices)	(Zip Code)

(604) 688-8619
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)

On July 14, 2006, Norpac Technologies, Inc. (the “Company”) received a notice of resignation dated June 29, 2006 from the Company’s independent registered public accounting firm, Virchow, Krause & Company, LLP (“Virchow Krause”).

Virchow Krause performed the audit of the Company's financial statements for the years ended June 30, 2004 and June 30, 2005. During this period and through the date of resignation of Virchow Krause, there were no disagreements with Virchow Krause on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Virchow Krause’s satisfaction would have caused Virchow Krause to make reference to the subject matter of the disagreements in connection with Virchow Krause’s report, nor were there any "reportable events" as such term is defined in Item 304(a)(3) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

The audit reports of Virchow Krause for the years ended June 30, 2004 and June 30, 2005 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Company might not be able to operate as a going concern.

Virchow Krause furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agreed with the statements made above by the Company. A copy of such letter was previously filed as exhibit 16.1 to the Form 8-K originally filed on July 20, 2006.

(b)

On September 7, 2006, the Company engaged Peterson Sullivan PLLC of 601 Union Street, Suite 2300, Seattle, WA 98101 as its new independent registered public accounting firm to audit its financial statements. The decision to engage Peterson Sullivan PLLC was approved by the Company’s board of directors.

During the period from the years ended June 30, 2004 and June 30, 2005 and through the date of their engagement, Peterson Sullivan PLLC did not consult with the Company regarding: (i) the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, relating to which any written or oral advice was provided that the Company concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement or an event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number	Description of Exhibit
16.1	Letter of Virchow, Krause & Company, LLP.(1)
(1) Previously filed as an exhibit to our Current Report on Form 8-K filed July 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORPAC TECHNOLOGIES, INC.
Date: September 7, 2006

	By:	/s/ John P. Thornton
JOHN P. THORNTON
Chief Executive Officer, Chief Financial Officer
President, Secretary and Treasurer